                                                                   EX-99.B(h)(4)

                                  APPENDIX A
                                  ----------

--------------------------------------------------------
                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes                 Servicing Fee
--------------------------------------------------------
1.  Arizona Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
2.  Asset Allocation Fund
        Class A                                0.10
        Class B                                0.10
        Class C                                0.10
--------------------------------------------------------
3.  California Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
4.  California Limited Term Tax-Free Fund
        Class A                                0.25
--------------------------------------------------------
5.  California Tax-Free Money Market Fund
        Class A                                0.25
--------------------------------------------------------
6.  Cash Investment Money Market Fund
        Service Class                          0.25
--------------------------------------------------------
7.  Colorado Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
8.  Corporate Bond Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
9.  Diversified Equity Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
10.  Diversified Small Cap Fund
        Class A                                0.25
        Class B                                0.25
        Institutional Class                    0.10
--------------------------------------------------------
11.  Equity Income Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
12.  Equity Index Fund
        Class A                                0.25
        Class B                                0.25
        Class O                                0.20
--------------------------------------------------------
13.  Equity Value Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
14.  Government Money Market Fund
        Class A                                0.25
--------------------------------------------------------
15.  Growth Balanced Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------

--------------------------------------------------------
                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes                 Servicing Fee
--------------------------------------------------------
16.  Growth Equity Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
17.  Growth Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
18.  Income Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
19.  Income Plus Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
20.  Index Allocation Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
21.  Intermediate Government
        Income Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
22.  International Equity Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
23.  International Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
24.  Large Cap Appreciation Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
25.  Large Company Growth Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
26.  Limited Term Government Income Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
27.  Mid Cap Growth Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
28.  Minnesota Money Market Fund
        Class A                                0.25
--------------------------------------------------------
29.  Minnesota Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
30.  Money Market Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------

--------------------------------------------------------
31.  National Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
        Class C                                0.25
--------------------------------------------------------
32.  National Tax-Free Institutional
        Money Market Fund
        Service Class                          0.25
--------------------------------------------------------
33.  National Tax-Free Money Market
        Fund
        Class A                                0.25
--------------------------------------------------------
34.  Oregon Tax-Free Fund
        Class A                                0.25
        Class B                                0.25
--------------------------------------------------------
35.  OTC Growth Fund
        Class 0                                0.25
--------------------------------------------------------
36.  Outlook Today Fund
     Class A                                   0.25
     Class B                                   0.25
     Class C                                   0.25
     Institutional Class                       0.25*
--------------------------------------------------------
37.  Outlook 2010 Fund
     Class A                                   0.25
     Class B                                   0.25
     Class C                                   0.25
     Institutional Class                       0.25*
--------------------------------------------------------
38.  Outlook 2020 Fund
     Class A                                  0.25
     Class B                                  0.25
     Class C                                  0.25
     Institutional Class                      0.25*
--------------------------------------------------------
39.  Outlook 2030 Fund
     Class A                                 0.25
     Class B                                 0.25
     Class C                                 0.25
     Institutional Class                     0.25*
--------------------------------------------------------
40.  Outlook 2040 Fund
     Class A                                0.25
     Class B                                0.25
     Class C                                0.25
     Institutional Class                    0.00*
--------------------------------------------------------
41.  Overland Express Sweep Fund            0.30
--------------------------------------------------------
42.  Prime Investment Money Market Fund
     Service Class                          0.25
--------------------------------------------------------
43.  Small Cap Growth Fund
        Class A                             0.25
        Class B                             0.25
        Class C                             0.25
        Institutional Class                 0.10
--------------------------------------------------------
44.  Small Cap Opportunities Fund
        Class A                             0.25
        Class B                             0.25
        Institutional Class                 0.10
--------------------------------------------------------

  * If shareholders approve pending advisory proposals, the 0.25% shareholder servicing fee on Institutional Class shares of each Outlook Fund will be eliminated.

----------------------------------------------------------------
45.  Small Cap Value Fund
        Class A                                          0.25
        Class B                                          0.25
        Institutional Class                              0.10
----------------------------------------------------------------
46.  Small Company Growth Fund                           0.10
----------------------------------------------------------------
47.  Specialized Health Sciences Fund
        Class A                                          0.25
        Class B                                          0.25
        Class C                                          0.25
----------------------------------------------------------------
48.  Specialized Technology Fund
        Class A                                          0.25
        Class B                                          0.25
        Class C                                          0.25
----------------------------------------------------------------
49.  Stable Income Fund
        Class A                                          0.25
        Class B                                          0.25
----------------------------------------------------------------
50.  Treasury Plus Institutional Money Market Fund
        Service Class                                    0.25
----------------------------------------------------------------
51.  Treasury Plus Money Market Fund
        Class A                                          0.25
----------------------------------------------------------------
52.  Variable Rate Government Fund
        Class A                                          0.25
----------------------------------------------------------------
53.  Wells Fargo SIFE Specialized Financial Services Fund]
        Class A                                          0.25
        Class B                                          0.25
        Class C                                          0.25
----------------------------------------------------------------
54.  100% Treasury Money Market Fund
        Class A                                          0.25
----------------------------------------------------------------


  Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.



Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001,
and August 7, 2001.

Most recent annual approval date:  August 7, 2001.